UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION

13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2006

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or other jurisdiction

of incorporation)

Commission File No. 1-16817	04-3516029
(IRS Employer
Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 796-8387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

CONSOLIDATING SUBSIDIARY FINANCIAL INFORMATION

Consolidating financial information related to us, our guarantor subsidiaries and our non-guarantor subsidiaries as of September 30, 2006 and 2005 are reflected below.

Unaudited Condensed Consolidating Statement of Operations
For the nine months ended September 30, 2006
(amounts in thousands)

	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	FVE Consolidated
REVENUES:
Net revenues from residents	$—	$245,249	$307,724	$—	$552,973
Pharmacy revenue	—	—	38,684	—	38,684
Total revenues	—	245,249	346,408	—	591,657

OPERATING EXPENSES:
Wages and benefits	—	106,501	176,946	—	283,447
Other operating expenses	—	67,619	72,428	—	140,047
Termination payment to Sunrise Senior Living Services, Inc.	—	89,833	—	—	89,833
Pharmacy expenses	—	—	37,335	—	37,335
Management fee to Sunrise Senior Living Services, Inc.	—	7,792	—	—	7,792
Rent expense	—	48,558	31,117	—	79,675
General and administrative	—	7,442	15,551	—	22,993
Depreciation and amortization	—	3,040	4,080	—	7,120
Total operating expenses	—	330,785	337,457	—	668,242

Operating (loss) income	—	(85,536)	8,951	—	(76,585)
Interest and other income	—	247	1,306	—	1,553
Interest expense	—	(14)	(2,405)	—	(2,419)
Equity in earnings of subsidiaries	(82,335)	—	—	82,335	—
(Loss) income from continuing operations before income taxes	(82,335)	(85,303)	7,852	82,335	(77,451)
Provision for income taxes	—	—	—	—	—

(Loss) income from continuing operations	(82,335)	(85,303)	7,852	82,335	(77,451)

Loss from discontinued operations	—	(95)	(4,789)	—	(4,884)

Net (loss) income	$(82,335)	$(85,398)	$3,063	$82,335	$(82,335)

Unaudited Condensed Consolidating Statement of Operations
For the nine months ended September 30, 2005
(amounts in thousands)

	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	FVE Consolidated
REVENUES:
Net revenues from residents	$—	$234,962	$283,176	$—	$518,138
Pharmacy revenue	—	—	22,641	—	22,641
Total revenues	—	234,962	305,817	—	540,779

OPERATING EXPENSES:
Wages and benefits	—	99,535	167,365	—	266,900
Other operating expenses	—	65,906	65,188	—	131,094
Termination payment to Sunrise Senior Living Services, Inc.	—	81,536	—	—	81,536
Pharmacy expenses	—	—	21,332	—	21,332
Management fee to Sunrise Senior Living Services, Inc.	—	16,911	—	—	16,911
Rent expense	—	48,360	24,811	—	73,171
General and administrative	—	—	19,169	—	19,169
Depreciation and amortization	—	1,722	3,562	—	5,284
Impairment of assets	—	—	2,333	—	2,333
Total operating expenses	—	313,970	303,760	—	617,730

Operating (loss) income	—	(79,008)	2,057	—	(76,951)
Interest and other income	—	207	810	—	1,017
Interest expense	—	—	(3,024)	—	(3,024)
Equity in earnings of subsidiaries	(81,954)	—	—	81,954	—
(Loss) income from continuing operations before income taxes	(81,954)	(78,801)	(157)	81,954	(78,958)
Provision for income taxes	—	—	—	—	—

(Loss) income from continuing operations	(81,954)	(78,801)	(157)	81,954	(78,958)

Loss from discontinued operations	—	(202)	(2,794)	—	(2,996)

Net (loss) income	$(81,954)	$(79,003)	$(2,951)	$81,954	$(81,954)

Unaudited Condensed Consolidating Balance Sheet
As of September 30, 2006
(amounts in thousands)

	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	FVE Consolidated
ASSETS

Current Assets
Cash	$—	$4,285	$18,965	$—	$23,250
Accounts receivable, net	—	14,372	36,002	—	50,374
Prepaid expenses and other current assets	—	100	45,396	—	45,496
Total current assets	—	18,757	100,363	—	119,120

Property and equipment, net	—	21,530	86,777	—	108,307
Investment in subsidiary and long term receivable from (to) subsidiaries	200	—	200	(400)	—
Restricted cash	—	—	13,998	—	13,998
Intercompany	227,801	—	—	(227,801)	—
Mortgage notes receivable	—	—	2,835	—	2,835
Goodwill	—	—	21,290	—	21,290
Other long term assets	—	402	(402)	—	—
Total assets	$228,001	$40,689	$225,061	$(228,201)	$265,550

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities
Accounts payable and other current liabilities	$—	$30,127	$62,691	$—	$92,818
Current mortgage notes payable	—	—	627	—	627
Total current liabilities	—	30,127	63,318	—	93,445

Long term liabilities:
Mortgage notes payable	—	—	44,285	—	44,285
Notes payable to related parties	200	—	—	(200)	—
Other long term liabilities	—	7,087	20,049	—	27,136
Total long term liabilities	200	7,087	64,334	(200)	71,421

Total shareholders’ equity	227,801	3,475	97,409	(228,001)	100,684

Total liabilities and shareholders’ equity	$228,001	$40,689	$225,061	$(228,201)	$265,550

Unaudited Condensed Consolidating Balance Sheet
As of September 30, 2005
(amounts in thousands)

	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	FVE Consolidated
ASSETS

Current Assets
Cash	$—	$9,432	$38,306	$—	$47,738
Accounts receivable, net	—	12,984	27,227	—	40,211
Prepaid expenses and other current assets	—	9,966	73,599	—	83,565
Total current assets	—	32,382	139,132	—	171,514

Property and equipment, net	—	16,219	74,389	—	90,608
Investment in subsidiary and long term receivable from (to) subsidiaries	200	—	200	(400)	—
Restricted cash	—	—	17,453	—	17,453
Intercompany	113,639	—	—	(113,639)	—
Mortgage notes receivable	—	—	6,003	—	6,003
Goodwill	—	—	18,013	—	18,013
Other long term assets	—	402	(402)	—	—
Total assets	$113,839	$49,003	$254,788	$(114,039)	$303,591

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities
Accounts payable and other current liabilities	$—	$31,156	$131,696	$—	$162,852
Current mortgage notes payable	—	—	559	—	559
Total current liabilities	—	31,156	132,255	—	163,411

Long term liabilities:
Mortgage notes payable	—	—	44,915	—	44,915
Notes payable to related parties	200	—	—	(200)	—
Other long term liabilities	—	7,081	17,021	—	24,102
Total long term liabilities	200	7,081	61,936	(200)	69,017

Total shareholders’ equity	113,639	10,766	60,597	(113,839)	71,163

Total liabilities and shareholders’ equity	$113,839	$49,003	$254,788	$(114,039)	$303,591

Unaudited Condensed Consolidating Cash Flow Statement
For the nine months ended September 30, 2006
(amounts in thousands)

	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	FVE Consolidated
Cash Flows from operating activities:
Net (loss) income	$(82,335)	$(85,398)	$3,063	$82,335	$(82,335)
Undistributed equity in earnings of subsidiaries	82,335	—	—	(82,335)	—
Adjustments to reconcile net income to cash provided by (used in) operating acitivities, net	—	86,724	(87,244)	—	(520)
Net cash provided by (used in) operating activities	—	1,326	(84,181)	—	(82,855)

Cash Flows from investing activities:
Capital expenditures	—	(11,956)	(26,033)	—	(37,989)
Proceeds from the sale of property and equipment	—	6,593	10,193	—	16,786
Other, net	—	1,096	(4,152)	—	(3,056)
Net cash used in investing activities	—	(4,267)	(19,992)	—	(24,259)

Cash Flows from financing activities:
Proceeds from issuance of common shares, net	—	—	114,052	—	114,052
Change in borrowings, net	—	—	(417)	—	(417)
Other, net	—	—	—	—	—
Net cash provided by financing activities	—	—	113,635	—	113,635
Change in cash and cash equivalents	—	(2,941)	9,462	—	6,521
Cash and cash equivalents at beginning of period	—	7,226	9,503	—	16,729
Cash and cash equivalents at end of period	$—	$4,285	$18,965	$—	$23,250

Unaudited Condensed Consolidating Cash Flow Statement
For the nine months ended September 30, 2005
(amounts in thousands)

	Parent	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Eliminations	FVE Consolidated
Cash Flows from operating activities:
Net (loss) income	$(81,954)	$(79,003)	$(2,951)	$81,954	$(81,954)
Undistributed equity in earnings of subsidiaries	81,954	—	—	(81,954)	—
Adjustments to reconcile net income to cash provided by operating acitivities, net	—	85,054	21,617	—	106,671
Net cash provided by operating activities	—	6,051	18,666	—	24,717

Cash Flows from investing activities:
Capital expenditures	—	(10,713)	(85,302)	—	(96,015)
Proceeds from the sale of property and equipment	—	4,848	28,493	—	33,341
Other, net	—	859	(5,864)	—	(5,005)
Net cash used in investing activities	—	(5,006)	(62,673)	—	(67,679)

Cash Flows from financing activities:
Proceeds from issuance of common shares, net	—	—	56,865	—	56,865
Change in borrowings, net	—	—	2,893	—	2,893
Other, net	—	—	—	—	—
Net cash provided by financing activities	—	—	59,758	—	59,758
Change in cash and cash equivalents	—	1,045	15,751	—	16,796
Cash and cash equivalents at beginning of period	—	8,387	22,555	—	30,942
Cash and cash equivalents at end of period	$—	$9,432	$38,306	$—	$47,738

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Five Star Quality Care, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2006
(amounts in thousands)

	Historical	Adjustments for convertible senior notes offering		Adjusted for convertible senior notes offering
ASSETS

Current assets
Cash and cash equivalents	$23,250	$122,771	(A)	$146,021
Accounts receivable, net	50,374	—		50,374
Prepaid expenses and other current assets	45,496	—		45,496
Total current assets	119,120	122,771		241,891

Property and equipment, net	108,307	—		108,307
Restricted cash	13,998	—		13,998
Mortgage notes receivable	2,835	—		2,835
Goodwill	21,290	—		21,290
Other long term assets	—	3,729	(B)	3,729
Total assets	$265,550	$126,500		$392,050

LIABILITIES AND SHAREHOLDERS’ EQUITY

Total current liabilities	$93,445	$—		$93,445
Mortgage notes payable	44,285	—		44,285
3.75% Convertible Senior Notes due 2026	—	126,500	(C)	126,500
Other long term liabilities	27,136	—		27,136
Total liabilities	164,866	126,500		291,366

Total shareholders’ equity	100,684	—		100,684

Total liabilities and shareholders’ equity	$265,550	$126,500		$392,050

Five Star Quality Care, Inc.

Unaudited Pro Forma Consolidated Income Statement

For the nine months ended September 30, 2006

(amounts in thousands)

	Historical	Adjustments for April 2006 equity offering		Adjusted for April 2006 equity offering	Adjustments for June 2006 Sunrise terminations		Adjusted for April 2006 equity offering and June 2006 Sunrise terminations	Adjustments for convertible senior note offering		Adjusted for April 2006 equity offering, June 2006 Sunrise terminations and convertible senior note offering
REVENUES:
Net revenues from residents	$552,973	$—		$552,973	$—		$552,973	$—		$552,973
Pharmacy revenue	38,684	—		38,684	—		38,684	—		38,684
Total revenues	591,657	—		591,657	—		591,657	—		591,657

OPERATING EXPENSES:
Property level operating expenses	423,494	—		423,494	—		423,494	—		423,494
Termination payment to Sunrise Senior Living Services, Inc.	89,833	—		89,833	—		89,833	—		89,833
Pharmacy expenses	37,335	—		37,335	—		37,335	—		37,335
Management fee to Sunrise Senior Living Services, Inc.	7,792	—		7,792	(3,333	)(E)	4,460	—		4,460
Rent expense	79,675	—		79,675	—		79,675	—		79,675
General and administrative	22,993	—		22,993	—		22,993	—		22,993
Depreciation and amortization	7,120	—		7,120	—		7,120	—		7,120
Total operating expenses	668,242	—		668,242	(3,333)		664,910	—		664,910

Operating (loss) income	(76,585)	—		(76,585)	3,333		(73,253)	—		(73,253)
Interest and other income	1,553	—		1,553	—		1,553	—		1,553
Interest expense	(2,419)	—		(2,419)	—		(2,419)	(3,698	)(F)	(6,117)
(Loss) income from continuing operations before income taxes	(77,451)	—		(77,451)	3,333		(74,119)	(3,698)		(77,816)
Provision for income taxes	—	—		—	—		—	—		—

(Loss) income from continuing operations	$(77,451)	$—		$(77,451)	$3,333		$(74,119)	$(3,698)		$(77,816)

Weighted Average Shares Outstanding:
Basic	27,584	6,030	(D)	33,614	—		33,614	—		33,614
Fully Diluted	27,584	6,030		33,614	—		33,614	—		33,614

Basic and diluted income per share from:
Basic	$(2.81)			$(2.30)			$(2.21)			$(2.31)
Fully Diluted	$(2.81)			$(2.30)			$(2.21)			$(2.31)

FIVE STAR QUALITY CARE, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(amounts in thousands, except share and per share amounts)

INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated balance sheet as of September 30, 2006, presents the consolidated financial position of Five Star as if the October 2006 private placement of $126.5 million of our 3.75% convertible senior notes due 2026, or the convertible senior notes, had been completed as of September 30, 2006, as described in the notes thereto. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2006, presents the consolidated results of operations of Five Star as if (1) our April 2006 offering of 11.5 million of our common shares, or the April 2006 equity offering; (2) the reduction in our management fees payable in respect of 10 Sunrise Senior Living Services, Inc., or SLS, management agreements that we terminated in June 2006; and (3) the October 2006 private placement of our convertible senior notes, had been completed as of January 1, 2006, as described in the notes thereto.  This pro forma financial information does not give pro forma effect to other events subsequent to September 30, 2006, including, without limitation, (1) our commencement of the operations of two rehabilitation hospitals in October 2006, (2) HealthSouth Corporation’s agreement in November 2006 to reimburse us for certain costs in connection with the transfer of the lease for the hospitals to us and (3) the seven SLS management agreements that we agreed with SLS in November 2006 to terminate.

These unaudited pro forma consolidated financial statements do not represent our consolidated financial condition or results of operations for any future date or period. Actual future results may be materially different from pro forma results. Differences could arise from many factors, including, but not limited to, those set forth under “Risk factors” and “Warning concerning forward looking statements” in our Annual Report on Form 10-K for the year ended December 31, 2005 and our Quarterly Reports on Form 10-Q for the quarters ended March 31 and September 30, 2006.  These unaudited pro forma consolidated financial statements should be read in conjunction with our consolidated financial statements and the related management’s discussion and analysis of financial condition and results of operations for the nine months ended September 30, 2006 included in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2006.

Pro forma consolidated balance sheet as of September 30, 2006 adjustments

A.                     Represents the proceeds we received from our issuance of our convertible senior notes as follows:

Convertible senior notes issued	$126,500
Initial purchaser discount and commissions and other offering costs	3,729
Net proceeds	$122,771

B.                                     Represents deferred finance fees we incurred as a result of our issuance of our convertible senior notes.  Amounts represent the initial purchaser discount and commissions and other offering costs which will be amortized over the term of our convertible senior notes.

C.                                     Represents the principal amount of our convertible senior notes.

Pro forma consolidated statement of operations for the nine months ended September 30, 2006 adjustments

D.                                    Represents our issuance of common shares in our April 2006 equity offering. The adjustment has been weighted to reflect shares actually outstanding as of September 30, 2006.

E.                                      Represents the elimination of the contractual management fee with SLS.  In connection with the termination of 10 management agreements with SLS, we will no longer be required to make these payments.

F.                                      Represents the interest expense we will incur on our convertible senior notes, as well as amortization of deferred finance fees. The adjustment is calculated as follows:

Interest expense for nine months on the $126,500 of our convertible senior notes at 3.75% per annum	$(3,558)
Amortization of deferred finance fees (see Note B) for nine months. Deferred finance fees amortized over term of our convertible senior notes, or 20 years	(140)
Total adjustment	$(3,698)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

By:	/s/ Bruce J. Mackey Jr.
Name:	Bruce J. Mackey Jr.
Title:	Treasurer and Chief Financial Officer

Date: November 22, 2006